UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported)  December 6, 2007


                   AEI INCOME & GROWTH FUND 24 LLC
      (Exact name of registrant as specified in its charter)


      State of Delaware              000-49653           41-1990952
(State or other jurisdiction     (Commission File      (IRS Employer
      of incorporation)               Number)        Identification No.)


      30 East 7th Street, Suite 1300, St. Paul, Minnesota, 55101
                (Address of Principal Executive Offices)


                           (651) 227-7333
       (Registrant's telephone number, including area code)



  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
     (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

       On December 6, 2007, the Company sold a KinderCare daycare center in Tinley Park, Illinois to an unrelated third party. The Company received net cash proceeds of approximately $2,937,000 for the property, which resulted in a net gain of approximately $1,381,000.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     (a)  Financial  statements  of  businesses  acquired  -   Not
          Applicable.

     (b)  Pro  forma  financial information - A limited number  of pro forma adjustments are required to illustrate the effects of the transaction on the balance sheet and income statement. The following narrative description is furnished in lieu of the pro forma statements.
          Assuming   the  Company  had  sold  the   property   on
          January 1, 2006:

          The Company's Investments in Real Estate would have been reduced by $1,677,465 and its Current Assets
          (cash)  would have increased by $2,937,000 and Member's
          Equity would have increased by $1,259,535.

          For the year ended December 31, 2006, Income from Continuing Operations would have decreased $116,928, representing a decrease in rental income of $180,212, a decrease in depreciation expense of $61,898 and a decrease in property management expenses of $1,386. For the nine months ended September 30, 2007, Income from Continuing Operations would have decreased $93,855, representing a decrease in rental income of $141,166, a decrease in depreciation expense of $46,425 and a decrease in property management expenses of $886.

          The net effect of these pro forma adjustments would have caused Net Income to decrease from $1,654,834 to $1,537,906 and from $1,264,863 to $1,171,008, which would have resulted in Net Income of $59.47 and $46.16 per LLC Unit outstanding for the year ended December 31, 2006 and the nine months ended September 30, 2007, respectively.

     (c)  Shell company transactions - Not Applicable.

     (d)  Exhibits.

          Exhibit 10.1  - Purchase Agreement dated  November  22,
          2007 between the Company and the Breshears Family Trust of 1990 relating to the Property at 9460 W. 179th
          Street, Tinley Park, Illinois.


                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AEI INCOME & GROWTH FUND 24 LLC

                              By: AEI Fund Management XXI, Inc.
                                 Its:  Managing Member

Date: December 11, 2007       /s/ Patrick W Keene
                              By: Patrick W. Keene
                                 Its:  Chief Financial Officer